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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported):                JUNE 15, 1998




                            HORIZON GROUP PROPERTIES, INC.
                (Exact name of registrant as specified in its charter)



             MARYLAND                 0-24123               38-3407933
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)



77 WEST WACKER DRIVE, SUITE 3900
CHICAGO, ILLINOIS                                                60601
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code            (312) 917-1500

                                  5000 HAKES DRIVE
                           NORTON SHORES, MICHIGAN  49449
            (Former name or former address, if changed since last report)



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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.


          On June 15, 1998, Horizon Group Properties, Inc. (the "Company") completed a debt financing with Nomura Asset Capital Corporation ("NACC") consisting of a secured credit facility pursuant to which a $108,205,000 loan (the "Loan") was made by NACC to a limited partnership and two limited liability companies indirectly wholly-owned by the Company. The Loan is (i) collateralized by first mortgages on twelve factory outlet centers and one power center; (ii) bears a variable rate of interest equal to one-month LIBOR plus 1.90%; (iii) matures in three years; and (iv) requires monthly interest and principal payments. An additional principal payment of $2.2 million is due on September 1, 1998.

          The Company and Horizon Group Properties, L.P. are guarantors of the Loan and Prime Retail, L.P. is a guarantor with respect to approximately $12.2 million of obligations under the Loan.

          An excerpt of the press release announcing the Loan is attached hereto as Exhibit 99.1.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.


          Number    Description
          ------    -----------

          10.1 Loan Agreement dated as of June 15, 1998 by and among Third Horizon Group Limited Partnership, Nebraska Crossing Factory Shops, L.L.C., and Indiana Factory Shops, L.L.C. and Nomura Asset Capital Corporation

          10.2 Form of Deed of Trust, Assignment of Leases and Rents and Security Agreement with Nomura Asset Capital Corporation

          10.3 Form of Mortgage, Assignment of Leases and Rents and Security Agreement by and between Horizon Group Properties, Inc. and Nomura Asset Capital Corporation

          10.4 Form of Assignment of Leases and Rents by and between Horizon Group Properties, Inc. and Nomura Asset Capital Corporation

          10.5 Guaranty dated as of June 15, 1998 by Horizon Group Properties, Inc.


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                    and Horizon Group Properties, L.P. to and for the benefit
                    of Nomura Asset Capital Corporation

          10.6 Guaranty and Indemnity Agreement dated as of June 15, 1998 by and among Horizon Group Properties, Inc., Horizon Group Properties, L.P., Prime Retail, Inc. and Prime Retail, L.P.

          99.1 Excerpt of Press Release issued by Horizon Group Properties, Inc. on June 15, 1998 announcing the completion of the debt financing with Nomura Asset Capital Corporation




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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HORIZON GROUP PROPERTIES, INC.
                              (Registrant)

Date: June 30, 1998
                              By:    /s/ Gary J. Skoien
                              Name:  Gary J. Skoien
                              Title: President and Chief Executive Officer


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                                    EXHIBIT INDEX



    Number     Description
    ------     -----------

     10.1 Loan Agreement dated as of June 15, 1998 by and among Third Horizon Group Limited Partnership, Nebraska Crossing Factory Shops, L.L.C., and Indiana Factory Shops, L.L.C. and Nomura Asset Capital Corporation

     10.2 Form of Deed of Trust, Assignment of Leases and Rents and Security Agreement with Nomura Asset Capital Corporation

     10.3 Form of Mortgage, Assignment of Leases and Rents and Security Agreement by and between Horizon Group Properties, Inc. and Nomura Asset Capital Corporation

     10.4 Form of Assignment of Leases and Rents by and between Horizon Group Properties, Inc. and Nomura Asset Capital Corporation

     10.5 Guaranty dated as of June 15, 1998 by Horizon Group Properties, Inc. and Horizon Group Properties, L.P., to and for the benefit of Nomura Asset Capital Corporation

     10.6 Guaranty and Indemnity Agreement dated as of June 15, 1998 by and among Horizon Group Properties, Inc., Horizon Group Properties, L.P., Prime Retail, Inc. and Prime Retail, L.P.

     99.1 Excerpt of Press Release issued by Horizon Group Properties, Inc. on June 15, 1998 announcing the completion of the debt financing with Nomura Asset Capital Corporation